UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-10434                13-1726769
 (State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)




              Pleasantville, New York                     10570-7000
    (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code:
                          (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                Page 1 of 24 pages.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

      Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on April 28, 2005.

      99.3     Remarks delivered by Michael S. Geltzeiler, Senior
               Vice President and Chief Financial Officer, to analysts and investors on April 28, 2005.

SECTION 7. REGULATION FD

ITEM 7.01. Regulation FD Disclosure.

      Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on April 28, 2005.

      99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on April 28, 2005.
      99.4 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to a share repurchase program.



SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

(c)   Exhibits

           Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to earnings.

      99.2    Remarks delivered by Thomas O. Ryder, Chairman and
              Chief Executive Officer, to analysts and investors on April 28, 2005.

      99.3    Remarks delivered by Michael S. Geltzeiler, Senior
              Vice President and Chief Financial Officer, to analysts and investors on April 28, 2005.
      99.4 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to a share repurchase program.

                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  April 28, 2005
                               /s/   MICHAEL S. GELTZEILER
                                     Michael S. Geltzeiler
                                   Senior Vice President and
                                    Chief Financial Officer

                           EXHIBIT INDEX



      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to earnings.

      99.2    Remarks delivered by Thomas O. Ryder, Chairman and
              Chief Executive Officer, to analysts and investors on April 28, 2005.

      99.3    Remarks delivered by Michael S. Geltzeiler, Senior
              Vice President and Chief Financial Officer, to analysts and investors on April 28, 2005.

      99.4 The Reader's Digest Association, Inc.'s news release, issued on April 28, 2005, relating to a share repurchase program.